                                                                   EXHIBIT 10.15

                                 SIXTH AMENDMENT
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 24th day of April, 2001 (this "Sixth Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 1999, by that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of December 6, 1999, by that certain Third Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 13, 2000, by that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated as of August 11, 2000, by that certain Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated as of February 13, 2001, and as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

         SECTION 1. Amendment to Article I Definitions.

         (a) The definition of "Applicable Margin" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Applicable Margin" shall be substituted in its stead:

         "Applicable Margin" means, (a) with respect to Advances outstanding under the Term Loan A and the Revolver Loan, 3.250% per annum for LIBOR
Advances and 2.000% per annum for Base Advances and (b) with respect to Advances under the Term Loan B, 3.500% per annum for LIBOR Advances and 2.250% for Base Advances, provided that, after the date which the Administrative Agent and the Lenders receive a Compliance Certificate required to be delivered in accordance with the terms of Section 7.01 hereof for the fiscal quarter ended June 30, 2000, then, if there exists no Default or Event of Default, the Applicable Margin for LIBOR Advances will be the following per annum percentages applicable in the following situations:


                                          Term Loan A and
                                            Revolver Loan    Term Loan B
Applicability                                Percentage      Percentage
-------------                             ----------------   ----------
     (i)  If the Leverage                     3.250%           3.500%
Ratio is equal to or
greater than 6.00 to 1.00

     (ii)  If the Leverage                    3.000%           3.500%
Ratio is equal to or
greater than 5.50 to 1.00
but is less than 6.00 to 1.00

     (iii)  If the Leverage                   2.750%           3.500%
Ratio is equal to or
greater than 5.00 to 1.00
but is less than 5.50 to 1.00

     (iv)  If the Leverage                    2.500%           3.500%
Ratio is equal to or
greater than 4.50 to 1.00
but is less than 5.00 to 1.00

     (v)  If the Leverage                     2.250%           3.250%
Ratio is equal to or
greater than 4.00 to 1.00
but is less than 4.50 to 1.00

     (vi)  If the Leverage                    2.000%           3.250%
Ratio is equal to or
greater than 3.50 to 1.00
but is less than 4.00 to 1.00

     (vii)  If the Leverage                   1.750%           3.250%
Ratio is less than 3.50 to 1.00

In each case in the above grid, the Applicable Margin for Base Advances shall be a per annum rate equal to 1.25% less than the Applicable Margin for the applicable LIBOR Advance. The Applicable Margin payable by the Borrower shall be (a) after the Administrative Agent has received all financial information required by Section 7.01 hereof for the fiscal quarter ended June 30, 2000, reduced or increased as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Parent, Borrower and Subsidiaries of Borrower as tested by the Leverage Ratio and (b) further increased as set forth in Section 6.15(c) hereof. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective three Business Days after receipt by Administrative Agent of the applicable financial statements and corresponding Compliance Certificate. If financial statements and a Compliance Certificate of the Borrower setting forth the Leverage Ratio are not received by the Administrative Agent by the date required pursuant to Article VII hereof, the Applicable Margin shall be determined as if the Leverage Ratio exceeds
         6.00 to 1.00, until such time as such financial statements and Compliance Certificate are received. For the final quarter of any fiscal year of the Borrower, the Borrower may provide the unaudited financial statements of the Borrower, subject only to year-end adjustments, for the purpose of adjusting the Applicable Margin.

         SECTION 2. Waiver.

         The Borrower has informed the Administrative Agent that (1) for the fiscal quarter ended December 31, 1999, its Leverage Ratio was in excess of 6.50 to 1.00, in excess of the maximum ratio permitted pursuant to Section 8.01(a) of the Credit Agreement for such fiscal quarter, (2) for the fiscal quarter ended December 31, 2000, its Leverage Ratio was in excess of 5.00 to 1.00, in excess of the maximum ratio permitted pursuant to Section 8.01(a) of the Credit Agreement for such fiscal quarter, (3) for the fiscal quarter ended December 31, 1999, its Pro Forma Debt Service ratio was less than 1.50 to 1.00, which is less than the minimum ratio permitted pursuant to Section 8.01(d) of the Credit Agreement for such fiscal quarter and (4) for the fiscal quarter ended December 31, 2000, its Pro Forma Debt Service ratio was less than 1.25 to 1.00, which is less than the minimum ratio permitted pursuant to Section 8.01(d) of the Credit Agreement for such fiscal quarter (collectively, the "Covenant Breaches"). Subject to the terms and conditions set forth in Section 3 below, the Administrative Agent and the Lenders hereby grant a one-time waiver with respect to the Covenant Breaches for the fiscal quarters ended December 31, 1999 and December 31, 2000 only, so long as (1) the Borrower's Leverage Ratio for the December 31, 1999 fiscal quarter is not in excess of 7.35 to 1.00, (2) the Borrower's Leverage Ratio for the December 31, 2000 fiscal quarter is not in excess of 5.40 to 1.00, (3) the Borrower's Pro Forma Debt Service ratio for the December 31, 1999 fiscal quarter is not less than 1.30 to 1.00 and (4) the Borrower's Pro Forma Debt Service ratio for the December 31, 2000 fiscal quarter is not less than 1.10 to 1.00.

         SECTION 3. Conditions Precedent. This Sixth Amendment shall not be effective until all proceedings of the Borrower taken in connection with this Sixth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this Sixth Amendment and the transactions contemplated hereby by the Borrower, the Parent, and their Subsidiaries;

                  (b) legal opinions by counsel to the Parent, the Borrower and their Subsidiaries and GAAP subsidiaries in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this Sixth Amendment and the transactions contemplated hereby, and the legality, validity and the enforceability thereof, and that this amendment and the transactions permitted hereby do not conflict with other agreements of the Borrower, the Parent and their Subsidiaries, including without limitation, the Indenture and the Parent Senior Notes Documentation;

                  (c) payment to the Administrative Agent (i) for the pro rata account of each the Lenders executing this Sixth Amendment by noon (Dallas time), April 24, 2001, an amendment fee equal to $_______, which is equal to 12.50 bps on each such Lender's pro rata portion of the outstanding Loans plus the unused Commitment; and (ii) reimbursement for legal fees and other expenses incurred by the Administrative Agent in connection with the Loans and this Sixth Amendment;

                  (d) this Sixth Amendment, fully executed by the Borrower, such execution and delivery shall evidence the fact that the representations and warranties set forth below are true and correct as of the date hereof; and

                  (e) such other documents, instruments, and certificates requested by any Lender, each in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Sixth Amendment and the transactions contemplated hereby.

         SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Sixth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Sixth Amendment, except as expressly waived hereby,
(c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Sixth Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Sixth Amendment.

         SECTION 5. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Sixth Amendment.

         SECTION 6. Counterparts. This Sixth Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 7. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 8. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 9. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, this Sixth Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date first set forth above.

THE BORROWER:
                                            PINNACLE TOWERS INC.



                                            -----------------------------------
                                            By:
                                                -------------------------------
                                            Its:
                                                -------------------------------

ADMINISTRATIVE AGENT:

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent


                                            -----------------------------------
                                            By:
                                               --------------------------------
                                            Its:
                                               --------------------------------

LENDERS:

                                      BANK OF AMERICA, N.A., individually as a
                                      Lender


                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                         --------------------------------------

                                    FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.)




                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                       ----------------------------------------

                                    BANKERS TRUST COMPANY



                                    -------------------------------------------
                                    By:
                                       ----------------------------------------
                                    Its:
                                       ----------------------------------------

                                             SOCIETE GENERALE


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             UNION BANK OF CALIFORNIA, N.A.


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             KEY CORPORATE CAPITAL INC.


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             COBANK, ACB


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             THE BANK OF NOVA SCOTIA


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             DRESDNER BANK AG NEW YORK &
                                             GRAND CAYMAN BRANCHES


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                          FIRSTAR BANK, N.A. (f/k/a MERCANTILE
                                          BANK NATIONAL ASSOCIATION)


                                          -----------------------------------
                                          By:
                                              -------------------------------
                                          Its:
                                              -------------------------------

                                             U.S. BANK NATIONAL ASSOCIATION


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             DEXIA PUBLIC FINANCE BANK (f/k/a
                                             CREDIT LOCAL DE FRANCE - NEW
                                             YORK AGENCY)


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             IBM CREDIT CORPORATION


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             THE CIT GROUP/EQUIPMENT
                                             FINANCING, INC.


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             ALLFIRST BANK


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             RAYMOND JAMES BANK, FSB


                                             -----------------------------------
                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             HELLER FINANCIAL, INC.


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             PILGRIM PRIME RATE TRUST

                                             By:     Pilgrim Investment, Inc.,
                                                     as its investment manager


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             PPM SPYGLASS FUNDING TRUST


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             MORGAN STANLEY DEAN WITTER
                                             PRIME INCOME TRUST


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             KZH ING-1 LLC


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             KZH ING-2 LLC


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             SEQUILS-ING I (HBDGM), LTD.

                                             By:      ING Capital Advisors LLC,
                                                      Collateral Manager and
                                                      Authorized signatory


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             TORONTO DOMINION (NEW  YORK), INC.


                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                         SEQUILS PILGRIM I, LTD.

                                         By:  Pilgrim Investments, Inc.,
                                              as its investment manager


                                         --------------------------------------
                                         By:
                                            -----------------------------------
                                         Its:
                                             ----------------------------------

                                         WEBSTER BANK


                                         --------------------------------------
                                         By:
                                            -----------------------------------
                                         Its:
                                             ----------------------------------

                                         ARCHIMEDES FUNDING III, Ltd.


                                         By:   ING Capital Advisors LLC
                                               as Collateral Manager


                                         --------------------------------------
                                         By:
                                            -----------------------------------
                                         Its:
                                             ----------------------------------

                                         CITIZENS BANK OF MASSACHUSETTS



                                         --------------------------------------
                                         By:
                                            -----------------------------------
                                         Its:
                                             ----------------------------------

Accepted and Agreed as
of February____, 2001:

PINNACLE HOLDINGS, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


TOWER SYSTEMS, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



RADIO STATION WGLD, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



ICB TOWERS, LLC



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------

AIRCOMM OF AVON, LLC


--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


HIGH POINT MANAGEMENT CO., INC.

--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



TOWER TECHNOLOGY CORPORATION OF
JACKSONVILLE



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


COASTAL ANTENNA'S INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


MARMAC INDUSTRIES INCORPORATED



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------

PINNACLE TOWERS III INC.


--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



SHAFFER & ASSOCIATES, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



PTI COMMUNICATIONS COMPANY, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



INTELLICOM, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



PINNACLE ST. LOUIS LLC



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



SIERRA TOWERS, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------

QTI, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


INTRACOASTAL CITY TOWERS, INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------


PINNACLE TOWERS IV INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------



PINNACLE TOWERS V INC.



--------------------------------------
By:
   -----------------------------------
Its:
    ----------------------------------